UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2014

Commission File Number: 000-53462

TIERRA GRANDE RESOURCES INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-054-3851
(IRS Employer Identification Number)

33 Richardson Street, Level 1
West Perth, Western Australia 6005
Australia
(Address of principal executive offices)

+61 8 9384 6835
(Registrant’s telephone number including area code)

Cnr Stirling Hwy & Fairlight St.
Mosman Park, Western Australia 6012, Australia
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02                   Unregistered Sales of Equity Securities

On August 27, 2014, we completed the sale of 2,000,000 shares of common stock at a price of $0.01 per share, for gross proceeds of $20,000, to an off-shore investor who acquired the securities for investment purposes. The sale of our securities to the off-shore investor was made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended, provided by Rule 903 of Regulation S in an offshore transaction to non-U.S. persons, no directed selling efforts were made and offering restrictions were implemented, within the meaning of Rule 902 of Regulation S.

On August 31, 2014, we issued an aggregate of 4,250,000 shares of common stock to certain of our directors, officers and employees that we had previously agreed to issue upon their agreeing to act as directors, officers or employees of our company. The issuance of the shares was made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended, provided by Rule 903 of Regulation S in an offshore transaction to non-U.S. persons, no directed selling efforts were made and offering restrictions were implemented, within the meaning of Rule 902 of Regulation S.

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensators Arrangements of Certain Officers

On August 31, 2014, we determined certain corporate goals relating to our business for fiscal 2015 and allocated shares issuable to our directors, officers and employees as incentives for achieving the goals. The company’s goals for fiscal 2015 are either (i) the completion of the acquisition of a mining project that fits within our company’s investment criteria of acquiring and operating high grade, near term producing assets with low up front capital costs, or (ii) the sale of our company, whether by way of a merger, a takeover or otherwise, on terms beneficial to our company’s shareholders.

In the event a mining project is acquired, we have allocated an aggregate of 11,750,000 shares issuable to directors, officers and employees under our stock incentive plan. In the event our company is sold, we have allocated an aggregate of 10,750,000 shares issuable to directors, officers and employees under our stock incentive plan. The issuance of the shares will be made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended, provided by Section 4(2) of the Act in a transaction not involving a public offering and/or Rule 903 of Regulation S in an offshore transaction to non-U.S. persons, no directed selling efforts will be made and offering restrictions will be implemented, within the meaning of Rule 902 of Regulation S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	TIERRA GRANDE RESOURCES INC.

By:/s/ Andrew Gasmier
Andrew Gasmier
President